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                                                               EXHIBIT 10.12 (b)


                                SECOND AMENDMENT
                           DATED AS OF OCTOBER 7,2002
                                       TO
                           RECEIVABLES SALE AGREEMENT
                          DATED AS OF DECEMBER 21,2001

         This SECOND AMENDMENT (the "Amendment"), dated as of October 7, 2002, is entered into among PerkinElmer Receivables Company, as Seller (the "Seller"), PerkinElmer, Inc., as Initial Collection Agent (the "Initial Collection Agent," and together with any successor thereto, the "Collection Agents"), the committed purchasers party thereto (the "Committed Purchasers"), Windmill Funding Corporation ("Windmill"), and ABN AMRO Bank N.V., as agent for the, Purchasers (the "Agent")

                                   WITNESSETH:

         WHEREAS, the Seller, the Initial Collection Agent, the Agent, the Committed Purchasers and Windmill have heretofore executed and delivered a Receivables Sale Agreement, dated as of December 21, 2001 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"),

         WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

         Section 1. The defined term "Dilution Reserve Multiple" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                           "Dilution Reserve Multiple" shall be determined
                  according to the following table:

   Debt Rating
(Senior Unsecured)                   Multiple
Rating Category One                    1.0

Rating Category Two                    1.5

Rating Category Three                  2.0

         Section 2. The defined term "Loss Reserve Multiple" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

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                           "Loss Reserve Multiple" shall be determined
                  according to the following table:

   Debt Rating
(Senior Unsecured)            Multiple
Rating Category One             1.0

Rating Category Two             1.5

Rating Category Three           2.0

         Section 3. Section (1) of the defined term "Termination Event" appearing in Schedule I of the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                           (1) downgrade of the Parent's senior unsecured debt ratings to below BB or Ba2 by either S&P or Moody's or the suspension or withdrawal of such rating by either S&P or Moody's.

         Section 4.        The following defined terms shall be added to
Schedule I of the Sale Agreement:

                           "Rating Category One" means that the Parent maintains
                  unsecured debt ratings of at least BBB+ and Baal by both S&P and Moody's.

                           "Rating Category Two " means that the Parent (i)
                  maintains unsecured debt ratings with Moody`s and S&P that are not in Rating Category One, and (ii) maintains an unsecured debt rating of at least BBB- by S&P and Baa3 by Moody's.

                           "Rating Category Three " means that either (i) the
                  Parent maintains unsecured debt ratings with Moody's and S&P that are not in Rating Category One or Rating Category Two, or
                  (ii) the unsecured debt rating of the Parent has been suspended or withdrawn by either Moody's or S&P.

         Section 5. This Amendment shall become effective on the date the Agent (i) has received counterparts hereof executed by the Seller, Initial Collection Agent, each Purchaser and the Agent,, (ii) has received executed counterparts of the First Amendment to Fee Letter and (iii) has received a $50,000 Amendment Fee. This Amendment will not become effective unless it is executed and delivered by the Seller and the Collection Agent on or prior to October 30,2002.

         Section 6.1. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and

                                      -2-

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correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this Amendment or the perforniance by the Seller or the Initial Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

         Section 6.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         Section 6.3. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

         Section 6.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                       ABN AMRO BANK N.V., as the Agent, as the
                                         Committed Purchaser

                                       By: /s/ Patricia Luken
                                           -------------------------------------
                                       Title: GVP

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                       Title: GVP

                                       WINDMILL FUNDING CORPORATION

                                       By: /s/ Andrew J. Stidd
                                           -------------------------------------
                                       Title: President

                                       PERKINELMER RECEIVABLES COMPANY

                                       By: /s/ David C. Francisco
                                           -------------------------------------
                                       Title: Assistant Treasurer

                                       PERKINELMER, INC.

                                       By: /s/ Jeffrey D. Capello
                                           -------------------------------------
                                       Title: Treasurer

                                       -4-

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                     GUARANTOR'S ACKNOWLEDGMENT AND CONSENT

         The undersigned, PerkinElmer, Inc., has heretofore executed and delivered the Limited Guaranty dated as of December 21, 2001 (the "Guaranty") and hereby consents to the Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                                       PERKINELMER, INC.

                                       By: /s/ Jeffrey D. Capello
                                           -------------------------------------
                                       Title: Treasurer